UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017

INTELGENX TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-31187	87-0638336
(State or other jurisdiction	(Commission File No.)	(IRS Employer ID)
of incorporation)

6420 Abrams, Ville Saint Laurent, Quebec, H4S 1Y2 Canada
(Address of principal executive offices and Zip Code)

(514) 331-7440
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07        Submission of Matters to a Vote of Security Holders.

IntelGenx Technologies Corp. (the “Company” or “IntelGenx”) held its Annual Meeting of Shareholders on May 9, 2017 (the “Annual Meeting”), for those who were shareholders of the Company at the close of business on March 14, 2017 (the “Record Date”), pursuant to notice and proxy materials duly mailed to them. As of the Record Date, there were 65,422,021 shares outstanding of the Company’s common stock at $0.00001 par value (the “IntelGenx Common Stock”). At the 2017 Annual Meeting, Record Date shareholders holding 47,904,535 shares (73,224%) of the IntelGenx Common Stock were present in person or per proxy. Each such shareholder was entitled to one vote for each share of the IntelGenx Common Stock held on the Record Day.

At the 2017 Annual Meeting, the following matters were submitted to votes of the Company’s shareholders:

(i)	the election of seven directors,
(ii)	the ratification of Richter LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017,
(iii)	the advisory vote on executive compensation, and
(iv)	the approval to amend the Company’s certificate of incorporation, as amended, to increase the number of shares of common stock authorized for issuance from 100 Million to 200 Million.

The following votes were received at the 2017 Annual Meeting from the shareholders for the election of seven directors to serve until the 2018 Annual Meeting of Shareholders or until their respective successors are elected or appointed:

Name of Nominee	For	Abstain	Broker Non-Votes
Horst G. Zerbe, Ph.D.	21,492,411	816,602	25,595,522
J. Bernard Boudreau	21,620,856	688,157	25,595,522
John (Ian) Troup	21,627,967	681,046	25,595,522
Bernd J. Melchers	21,619,981	689,032	25,595,522
John Marinucci	21,708,342	600,671	25,595,522
Clemens Mayr	21,632,611	676,402	25,595,522
Mark Nawacki	21,711,267	597,746	25,595,522

(ii) the following votes were received at the 2017 Annual Meeting from the shareholders to ratify the appointment of Richter LLP as the Company’s registered independent auditors for the fiscal year ending December 31, 2017, and such appointment was approved:

			Broker
For	Against	Abstain	Non-Votes
47,015,597	343,396	545,540	2

(iii) the following votes were received at the 2017 Annual Meeting from the shareholders to approve (on an advisory basis) the compensation of the named executive officers, as disclosed in the Proxy Statement (“say on pay”), and such compensation was approved:

			Broker
For	Against	Abstain	Non-Votes
19,280,990	2,649,381	378,642	25,595,522

(iv) the following votes were received at the 2017 Annual Meeting from the shareholders to approve the amendment of the certificate of Incorporation to increase the number of shares of common stock authorized for issuance to 200Million and such amendment was approved:

			Broker
For	Against	Abstain	Non-Votes
35,616,917	11,265,669	1,021,948	1

No other matters were submitted to or voted on by the shareholders.

SIGNATURE

Further information concerning the matters voted upon at the Annual Meeting is contained in the Company’s proxy statement, dated March 28, 2017, with respect to the 2017 Annual Meeting.

INTELGENX TECHNOLOGIES CORP.

Dated: May 10, 2017	By: /s/ Ingrid Zerbe
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Ingrid Zerbe
Corporate Secretary